FIRST
first financial bancorp

First Financial Bancorp

Investor Presentation

February 2010

FFBC
NASDAQ
GLOBAL SELECT

fIRST
first financial bancorp

Forward-Looking Statement Disclosure

This presentation should be read in conjunction with the consolidated financial statements, notes and tables in First Financial Bancorp's most recent Annual Report on Form 10-K for the year ended December 31, 2008, as well as financial information in other public documentation filed with the Securities and Exchange Commission ("SEC").

Management's ability to effectively execute its business plan; the risk that the strength of the United States economy in general and the strength of the local economies in which we conduct operations may continue to deteriorate resulting in, among other things, a further deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio, allowance for loan and lease losses and overall financial performance; the ability of financial institutions to access sources of liquidity at a reasonable cost; the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, such as the U.S. Treasury's Troubled Asset Relief Program and the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program, and the effect of such governmental actions on us, our competitors and counterparties, financial markets generally and availability of credit specifically, and the U.S. and international economies, including potentially higher FDIC premiums arising from participation in the Temporary Liquidity Guarantee Program or from increased payments from FDIC insurance funds as a result of depositary institution failures; the effects of and changes in policies and laws of regulatory agencies, inflation and interest rates; technology changes; mergers and acquisitions, including costs or difficulties related to the integration of acquired companies, including our ability to successfully integrate the branches of Peoples Community Bank, Irwin Union Bank and Trust Company and Irwin Union Bank, F.S.B., which were acquired out of FDIC receivership, and the risk that exploring merger and acquisition opportunities may detract from management's time and ability to successfully manage our company; expected cost savings in connection with the consolidation of recent acquisitions may not be fully realized or realized within the expected time frames, and deposit attrition, customer loss and revenue loss following completed acquisitions may be greater than expected; our ability to increase market share and control expenses; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the SEC; adverse changes in the securities and debt markets; our success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services; monetary and fiscal policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve") and the U.S. government and other governmental initiatives affecting the financial services industry; our ability to manage loan delinquency and charge-off rates and changes in estimation of the adequacy of the allowance for loan losses; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; the uncertainties arising from our continued participation in the TARP CPP, including impacts on employee recruitment and retention and other business practices, and uncertainties concerning the potential redemption of the U.S. Treasury's preferred stock investment under the program, including the timing of, regulatory approvals for, and conditions placed upon, any such redemption; and our success at managing the risks involved in the foregoing.

For further discussion on these and other factors that may cause such forward-looking statements to differ materially from actual results, refer to the 2008 Form 10-K and other public documents filed with the SEC, as well as the company's most recent Form 10-Q filings. These documents are available within the investor relations section of First Financial's website at www.bankatfirst.com/investor and on the SEC's website at www.sec.gov.

FIRST
first financial bancorp

Well-Positioned Franchise

- Strong operating fundamentals have produced positive results throughout the recessionary period
- Strong market share in strategic operating markets
- Low risk balance sheet with significant liquidity sources
- Capital significantly exceeds "well-capitalized"
- Solid organic loan and deposit growth
- Credit metrics remained relatively strong throughout most of the economic downturn
- Well-positioned to endure the economic challenges
- Experienced management focused on driving results in a risk appropriate manner
- Maintained focus on expense control and efficiency
- Strong commitment to growth

FIRST
first financial bancorp

Overview

Corporate Overview [1]
Total Assets: $6.7 billion
Total Loans: $4.8 billion
Total Deposits: $5.4 billion
118 banking centers in the four state regions of Ohio, Indiana, Kentucky and Michigan

Trading Statistics
Nasdaq: FFBC
Shares Outstanding: 57.8 million [2]
Market Capitalization: $1.0 billion [2]
2009 Avg. Daily Trading Volume: 271,000 shares

- First Financial Bank, N.A. founded in 1863
- Business Units
  - Retail Banking
  - Commercial Banking
  - Wealth Management
- Strategic Operating Markets
  - Ohio, Indiana, Kentucky, Michigan
- Remained profitable and well-capitalized throughout the past year
  - Supported by solid operating fundamentals, including strong capital, liquidity and reserves
- 2009 initiatives
  - Significant advancement in strategic operating markets
    - Acquired 19 banking centers in key Cincinnati MSA from Peoples Community Bank in FDIC-assisted transaction
    - Acquired 27 banking centers from Irwin in FDIC-assisted transaction [3]
- Successfully completed two common equity offerings
  - Raised approximately $91 million in February 2010
  - Raised approximately $98 million in June 2009

[1] December 31, 2009; [2] February 22, 2010
[3] Irwin Union Bank and Trust Company and Irwin Union Bank F.S.B.

History

- 16 bank/thrift acquisitions from 1989 through 1999 resulted in multiple bank charters and brand identities
- Established Strategic (Rebuilding & Reorganization) Plan in March 2005
  - Consolidated and streamlined company to establish one charter and one brand identity
  - Restructured credit process
  - Restructured balance sheet
  - Exited non-strategic, high risk and unprofitable businesses and product lines
  - Renewed focus on expense control and efficiency
  - Upgraded infrastructure (physical, processes, technology)
  - Expanded market presence and recruited sales teams in regional metropolitan areas
  - Renewed focus on client and sales growth

first financial bancorp

Selectively Acquiring Strategic Assets

- Supplements organic growth strategy in core markets
- Transactions met all internal criteria
- Core philosophy and strategy remains unchanged

Loan Portfolio
June 30, 2009

- $145 mm select performing commercial and consumer loans

Peoples (FDIC)
July 31, 2009

- 19 banking centers
- $521 mm deposits
- $335 mm in loss share covered loans[1]
- No first loss position

Banking Centers
August 28, 2009

- 3 banking centers in Indiana
- $85 mm deposits
- $41 mm in select performing commercial and consumer loans

Irwin (FDIC)
September 18, 2009

- 27 banking centers
- $2.5 bn deposits
- $1.8 bn in loss share covered loans[1]
- No first loss position

Future

Successfully integrate recent transactions and continue to evaluate opportunities in this dislocated market; never lose sight of core franchise

[1] Estimated fair market value of loans and deposits

first financial bancorp

Acquisition Highlights

- Consistent with the company's stated conservative strategy
- Acquisitions are compelling relative to cost and time to build profitable de novo banking centers
- Adds banking centers in key areas that will leverage the First Financial brand to increase market share
  - Compliments existing locations and provides entry into new markets
- Low-risk transactions
  - Loss sharing arrangements provide significant protection on the acquired loans and foreclosed real estate portfolios
- In-market locations improves operating leverage
- Adds stable funding
- Consistent with growth strategy of expanding presence in strategic locations in both existing and adjacent markets

FIRST
first financial bancorp

Market Expansion

- Acquisitions provided market expansion opportunities in key locations
  - Added 39 banking centers in strategic operating markets
  - Solidifies position in key markets and accelerates market expansion strategy by several years
  - 4th largest banking center network in Cincinnati MSA [1]
  - 1st or 2nd largest banking center network in many Indiana counties/communities [1]



MI
Grand Rapids
Lansing
Detroit
Cleveland
Toledo
Fort Wayne
OH
Indianapolis
IN
Dayton
Cincinnati
Louisville
KY
Legacy First Financial banking centers
Banking centers acquired from Peoples
Banking centers acquired from Irwin

[1] Based on deposits in market at 06/30/09; source: SNL Financial & FDIC

FIRST

first financial bancorp

Overview of FDIC-Assisted Transactions

	Peoples Community Bank	Irwin Union Bank & Trust / Irwin Union FSB
Franchise	▪ Acquired 19 banking centers in Cincinnati MSA ▪ 4th largest banking center network in the Cincinnati MSA	▪ Acquired 27 banking centers – Includes 17 banking centers in strategic operating markets – 7th largest banking center network in Indiana
Loss Share Covered Assets	▪ Estimated $335 million in fair value	▪ Estimated $1.8 billion million in fair value ▪ Purchase excluded ORE, acquisition, development and construction loans, residential and commercial land loans
Loss Share Agreement	▪ FDIC stated threshold of $190 million, no first loss position ▪ FDIC assumes 80% of losses between $0 and threshold ▪ FDIC assumes 95% of losses over threshold	▪ FDIC stated threshold of $636 million, no first loss position ▪ FDIC assumes 80% of the losses between $0 and threshold ▪ FDIC assumes 95% of the losses over threshold ▪ Total pre-tax First Financial portion of stated threshold (20% of $636 million) is significantly less than the asset discount
Uncovered Assets	▪ Cash (at book value), securities (at fair market value) and other tangible assets	▪ Cash (at book value), securities (at fair market value) and other tangible assets
Liabilities Assumed	▪ $584.7 million in liabilities ▪ $520.8 million in deposits	▪ $2.9 billion in liabilities ▪ $2.5 billion in deposits
Integration	▪ Complete ▪ Consolidated 3 banking centers ▪ 96 former Peoples associates accepted full-time positions	▪ Underway for technology and operational systems ▪ 241 former Irwin associates accepted full-time and / or part-time positions; 205 are currently in a temporary status

FIRST
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Integration on Schedule

- Integration of Peoples Community Bank acquisition completed
  - No significant issues
  - Deposit client retention rates higher than expected
- Irwin integration expected to be completed by the end of 1Q-10
- Developed a dedicated covered asset and loss share management team comprised of credit, legal and finance
  - Process is scalable and responsive
  - Significant investment made due to the expectation of future opportunities
- Ready to evaluate other transactions later in 1Q-10

first financial bancorp

Corporate Goals

- Top-quartile performance for all stakeholders
- Sustained and consistent excellence
- Commitment to growth
- Effective management of all risks

FIRST
first financial bancorp

Focused Business Strategy

- Client "Intimate" Strategy
  - Strategic Focus: build long-term relationships with clients by identifying and meeting their financial needs
- Target clients
  - Individuals and small / mid-size private businesses located within the regional markets we serve
- Ohio, Indiana, Kentucky, Michigan
  - 10 markets serving 75 communities
- Focus on organic growth supplemented by strategic acquisitions



Strategic Operating Markets
Michigan
Northwest Indiana
North Central Indiana
Indianapolis
South Central Indiana
Northern Ohio
Dayton / Middletown
Butler / Warren Counties
Cincinnati
Northern Kentucky

FIRST
first financial bancorp

Growth Plan

- Primary focus and value creation is through organic growth in key regional markets
  - 2009 expansion included opening additional banking centers, including growth within strategic operating markets
    - Significant advancement in key areas with the addition of 39 banking centers through acquisitions
    - Built 3 new banking centers in Cincinnati (OH), St. Marys (OH) and Edgewood (KY)
  - 2008 expansion included a commercial lending team in Indianapolis (IN), a new business office and banking center in Kettering (OH) and a new banking center in Crown Point (IN)
- Acquisitions can advance market position and accelerate the timing of market share compared with an organic growth only strategy
  - Pricing must be disciplined and favorable compared with the longer-term organic growth strategy
  - Ohio, Indiana, Kentucky and Michigan where there is a strategic and geographic fit
  - Size and growth potential to help achieve corporate financial targets
  - Acquisitions of Peoples and Irwin banking centers expands presence in key metropolitan markets and leverages the First Financial brand to increase market share

first financial bancorp

Common Equity Offerings

- Successfully completed two common equity offerings
- February 2010
  - Issued 6.4 million shares at $15.14 per share
  - Net proceeds of approximately $91 million after deducting underwriting discounts, commissions and estimated offering expenses
  - We believe this positions the company to redeem the $80 million preferred shares issued to the U.S. Treasury in December 2008 under its Capital Purchase Program (CPP)
  - Capital ratios even excluding CPP capital will remain strong and continue to significantly exceed minimum regulatory requirements
- June 2009
  - Issued 13.8 million shares at $7.50 per share
  - Net proceeds of approximately $98 million after deducting underwriting discounts, commissions and estimated offering expenses
  - Additional capital raised resulted in the reduction of the number of common shares eligible for purchase by the U.S. Treasury by 50% to 465,116 shares [1]
  - Total return of FFBC common stock since offering: +117.18% [2]
  - Net proceeds supported organic growth in key markets, acquisitions and other business combinations and strategic opportunities

[1] Associated with the sale of perpetual preferred securities to the U.S. Treasury under its Capital Purchase Program, the U.S. Treasury received one warrant to purchase 930,233 shares of FFBC common stock at an exercise price of $12.90 per share

[2] June 8, 2009 through February 22, 2010

Capital
December 31, 2009

- Excess consolidated capital of $390.7 million over regulatory minimum required level
- Based on "well-capitalized" requirements, can support bank-level asset growth up to $2.3 billion
- Proceeds from recent common equity offering positively impacts already strong capital levels
  - Capital ratios even excluding CPP capital will remain strong and continue to significantly exceed minimum regulatory requirements

	Reported	Adjusted [1]	Regulatory "well-capitalized" minimum
Leverage Ratio	9.57%	9.74%	5%
Tier 1 Capital Ratio	16.74%	17.01%	6%
Total Risk-Based Capital Ratio	18.00%	18.27%	10%
EOP Tangible Equity / EOP Tangible Assets	9.30%	9.45%	N/A
EOP Tangible Common Equity / EOP Tangible Assets	8.10%	9.45%	N/A

N/A = not applicable

- Long-term targeted dividend payout range is between 40% and 60% of earnings available to common shareholders
- Committed to maintaining a strong capital base
- Capital generated from acquisitions expected to support the acquired assets as well as future growth and expansion opportunities

[1] Adjusted capital ratios reflect the proceeds from the February 2010 equity offering and assumes redemption of CPP preferred shares

first financial bancorp

Financial Information

FIRST
first financial bancorp

Fourth Quarter 2009 Review

- Strong earnings performance driven by recent acquisitions
  - 4Q-09 EPS of $0.25 (core earnings of $0.37 per share excluding non-recurring items) versus 4Q-08 EPS of $0.06 Pre-tax pre-provision earnings up significantly to $35.7 million versus $12.9 million in 4Q-08
  - Net interest margin (FTE) expanded to 4.65%, up 72 bps from 3Q-09 and 94 bps from 4Q-08
  - Non-interest income doubled over 4Q-08 to $24.1 million
    - $3.5 million related to gains on Western market covered loans sold at par
  - Non-interest expense of $61.6 million in-line with expectations and included $13.7 million of non-recurring items
- Solid capital and liquidity position
  - TCE / TA of 8.1%, Tier 1 Ratio of 16.7%, Total Capital Ratio of 18.0%
  - Despite repricing deposits, larger than expected deposit retention
    - $606 million in additional cash and interest bearing deposits
- Credit remains challenging
  - Non-performing assets increased $14 million to $81.9 million or 1.23% of total assets versus 0.94% in 3Q-09
    - Majority of the increase due to single borrower totaling $12.1 million
  - Allowance for loan and lease losses to nonaccrual loans and nonperforming loans were 82.8% and 76.3%, respectively

FIRST
first financial bancorp

Strong Earnings

Earnings Per Diluted Common Share - GAAP


$0.75
$0.50
$0.25
$0.00
$0.22
$0.21
$0.22
$0.29
$0.20
$0.21
$0.15
$0.06
$0.14
$0.01
$4.36
$0.25
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09
3Q-09
4Q-09

Non-Interest Income



Full-Year 2009
Total Non-Interest Income = $62 million [1]

- Service Charges on Deposit Accounts - $19.7 million
- Trust & Wealth Management Fees - $13.5 million
- Bankcard Income - $6.0 million
- Net Gains from Sales - $4.5 million
- Other - $18.6 million

Non-Interest Income / Operating Revenue = 27%

Efficiency Ratio


90%
75%
60%
45%
30%
15%
0%
65.7%
70.1%
79.0%
66.3%
68.5%
72.3% [1]
63.1%
FY-2004
FY-2005
FY-2006
FY-2007
FY-2008
FY-2009
4Q-09

[1] Excludes $379 million in 3Q-09 related to bargain purchase price gain; reported full-year 2009 total non-interest income was $441 million and the efficiency ratio was 27.7%

Expanding Margin

Net Interest Margin (FTE)


5.25%
5.25%
4.75%
4.25%
4.20%
4.05%
3.95%
3.86%
3.88%
3.78%
3.73%
3.71%
3.65%
3.64%
3.93%
4.65%
2.25%
2.00%
2.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09
3Q-09
4Q-09
Net Interest Margin
Fed Funds Target Rate

Yield and Cost


7.00%
3.32%
6.87%
3.36%
6.88%
3.44%
6.83%
3.36%
6.40%
2.98%
5.90%
2.49%
5.81%
2.34%
5.56%
2.09%
4.96%
1.62%
4.90%
1.52%
4.94%
1.62%
5.93%
1.52%
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09
3Q-09
4Q-09
Earning Asset Yield
Liability Cost

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first financial bancorp

Credit Quality Review [1]
December 31, 2009

- Credit quality trends remained relatively stable and within expected range throughout the early part of the economic downturn
  - 40% of total loans covered under FDIC loss share agreements
  - Reflects discipline of originating loans within existing footprint, strong underwriting policies, and proactive management of resolution strategies for problem credits
  - Higher credit costs throughout 2009 reflect the continued adverse impact of the prolonged downturn
  - Stress primarily in commercial and commercial real estate construction portfolios
    - Increased reserves in third and fourth quarters of 2009 due to estimated future potential risk in this sector
  - Will maintain a higher provision expense and reserve until the stress of the current economic cycle, including credit losses for both the industry and the company, have peaked

Credit Quality Trends

	Quarter					Year		
	4Q-09	3Q-09	2Q-09	1Q-09	4Q-08	2009	2008	2007
Net Charge-Offs / Average Loans & Leases	1.53%	1.31%	1.19%	0.55%	0.73%	1.16%	0.47%	0.24%
Nonperforming Loans / Loans	2.69%	2.21%	1.31%	0.91%	0.68%	2.69%	0.68%	0.56%
Allowance for Loan & Lease Losses / Total EOP Loans	2.05%	1.94%	1.34%	1.33%	1.34%	2.05%	1.34%	1.12%
Reserves / Nonperforming Loans	76.3%	87.7%	102.3%	146.4%	197.3%	76.3%	197.3%	197.9%

[1] Excludes assets covered by FDIC loss sharing agreements

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first financial bancorp

Loan Composition

December 31, 2009 - $4.8 billion



3%
9%
27%
16%
45%

- Commercial
- Commercial Real Estate
- Residential Real Estate
- Home Equity
- Installment

Covered Loans - $1.9 billion

(at estimated fair value)



6%
1%
27%
23%
43%

Uncovered Loans - $2.9 billion



4%
11%
28%
11%
46%

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Loan Detail [1]
December 31, 2009

Total Uncovered Loans: $2,893 million



11%
4%
11%
46%
28%
Commercial Real Estate
Commercial & Industrial
HELOC
Residential Real Estate
Installment & Other
58%
7%
35%
Non-Owner Occupied - $776.9 million
Owner Occupied - $462.3 million
Acquisition & Land Development - $93.7 million

[1] Excludes loans covered by FDIC loss sharing agreements

first financial bancorp

Credit Quality Comparison [1]

NPLs / Loans



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q-07 2Q-07 3Q-07 4Q-07 1Q-08 2Q-08 3Q-08 4Q-08 1Q-09 2Q-09 3Q-09 4Q-09

NCOs / Average Loans & Leases



1.80%
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
1Q-07 2Q-07 3Q-07 4Q-07 1Q-08 2Q-08 3Q-08 4Q-08 1Q-09 2Q-09 3Q-09 4Q-09

2Q-09 includes higher charge-offs related to one commercial real estate construction relationship (20 basis points) and two separate and unrelated floor plan relationships (65 basis points); Q3-09 includes a charge-off related to the sale of the entire shared national credit portfolio (30 basis points); 4Q-09 includes two unrelated commercial real estate construction relationships (70 basis points)

Reserves / NPLs



300%
250%
200%
150%
100%
50%
0%
1Q-07 2Q-07 3Q-07 4Q-07 1Q-08 2Q-08 3Q-08 4Q-08 1Q-09 2Q-09 3Q-09 4Q-09

Texas Ratio



40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1Q-07 2Q-07 3Q-07 4Q-07 1Q-08 2Q-08 3Q-08 4Q-08 1Q-09 2Q-09 3Q-09 4Q-09

Texas ratio defined as total nonperforming assets divided by the sum of tangible equity and loan loss reserves

- Peer Group I, comprised of approximately 99 bank holding companies located throughout the United States with total asset size ranging from $3 - $10 billion; compete data not yet available for 4Q-09
- Peer Group II, comprised of approximately 30 bank holding companies conducting business primarily in Ohio, Kentucky and Indiana
- FFBC

[1] Excludes loans covered by FDIC loss sharing agreements

Source: Peer Group median data obtained from SNL Financial

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first financial bancorp

Investment Portfolio
December 31, 2009

($ in thousands, excluding book price and market value)

	% of Total		Book Value	Book Yield	Book Price	December 31, 2009 Market Value		Pre-Tax Gain/(Loss)
UST Notes & Agencies	6.0%	$	34,478	4.33	99.82	102.05	$	759
CMOs (Agency)	10.0%		58,158	4.57	100.49	104.10		2,020
CMOs (Private)	0.0%		62	0.94	100.00	98.21		(1)
MBSs (Agency)	62.9%		364,188	4.69	100.94	104.69		13,020
Agency Preferred	0.0%		200	-	1.00	1.00		-
Subtotal	78.9%	$	457,086	4.65	100.76	103.24	$	15,798
Municipal	4.0%	$	22,855	7.12	99.08	101.11	$	464
Other *	17.1%		99,206	3.24	101.58	101.85		263
Subtotal	21.1%	$	122,061	3.96	101.11	101.71	$	727
Total Investment Portfolio	100.0%	$	579,147	4.50	100.83	102.94	$	16,525

Net Unrealized Gain/(Loss)	$	16,525
Aggregate Gains	$	17,068
Aggregate Losses	$	(543)
Net Unrealized Gain/(Loss) % of Book Value		2.85%

* Other includes $88 million of regulatory stock

- On-going review of various strategies to increase the size of the investment portfolio and its absolute level of earnings, while balancing capital and liquidity targets
  - Represents approximately 8.7% of total assets
  - Portfolio selection criteria avoids securities backed by sub-prime assets and those with geographic concentrations

Investment Portfolio
December 31, 2009

Sector Allocation


MBSs (Agency)
63%
Agency
Preferred
0%
Municipal
4%
Other *
17%
U.S.T. Notes &
Agencies
6%
CMOs (Agency)
10%
CMOs (Private)
0%

Credit Quality


Investment Grade
95%
Not Rated
4%
Other Investment
Grade
1%

* Other includes regulatory stock

Investment Grade = A-rated securities
Other Investment Grade = B-rated securities

fiRST
first financial bancorp

Deposit Activity

($ in thousands)

	Fourth Quarter 2009 Deposit Activity				
	Total Deposits at 09/30/09	Legacy Portfolio	Market Expansion (Acquisitions)	Western Markets & Brokered Deposits	Total Deposits at 12/31/09
End of Period					
Transaction & Savings	$ 3,096,110	$ 132,427	$ (89,628)	$ (17,669)	$ 3,121,240
Time	2,058,877	25,929	(119,687)	(101,004)	1,864,115
Broker	680,997	899	-	(316,611)	365,285
Total	$ 5,835,984	$ 159,255	$ (209,315)	$ (435,284)	$ 5,350,640

- Deposit growth is occurring where intended
- Total deposits declined $485.3 million
  - Primarily related to repricing initiative of both time and broker deposits acquired in the Irwin FDIC-assisted transaction as well as seasonal fluctuations in public fund deposits
  - Through December 31, 2009 approximately 47% of repriced Irwin deposits were redeemed
- Deposit retention rates from client accounts acquired in FDIC-assisted transactions higher than expected

Liability Mix & Deposit Composition


December 31, 2009
14%
42%
25%
19%

- $5.4 billion in deposits
- WAR = 1.23%


DDA
NOW
Savings
Time
September 30, 2009
14%
46%
23%
17%

- $5.8 billion in deposits
- WAR = 1.26%

* Not included in yield calculation

Deposit Composition

Average Liability Mix


Yield
3.0%
3.4%
2.5%
1.6%
7%
40%
40%
13%
6%
41%
40%
13%
10%
38%
39%
13%
12%
36%
39%
13%
2006
2007
2008
2009
Noninterest-Bearing Deposits*
Interest-Bearing Deposits
Time Deposits
Borrowed Funds

End of Period Deposit Portfolio Composition


Average Annual Yield
3.9%
1.8%
0.0%
42%
43%
15%
4.5%
2.0%
0.0%
42%
42%
16%
4.0%
0.8%
0.0%
41%
44%
15%
2.7%
0.4%
0.0%
42%
44%
14%
2006
2007
2008
2009
Noninterest-Bearing Deposits*
Interest-Bearing Deposits
Time Deposits

* Not included in yield calculation

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first financial bancorp

Borrowed Funds

($ in thousands)

	September 30, 2009	Additions	Maturities	December 31, 2009
Short Term Borrowings:				
Federal Funds Purchased and Securities Sold Under Agreements to Repurchase	$ 35,763	$ 1,667	$ -	$ 37,430
Federal Home Loan Bank Advances	65,000	-	(65,000)	-
Other	-	-	-	-
Total Short Term Borrowings	$ 100,763	$ 1,667	$ (65,000)	$ 37,430
Long Term Borrowings:				
Federal Home Loan Bank Advances [1]	$ 345,356	$ -	$ (5,640)	$ 339,716
Securities Sold Under Agreements to Repurchase	65,000	-	-	65,000
Other	20,620	-	-	20,620
Total Long Term Borrowings	$ 430,976	$ -	$ (5,640)	$ 425,336
Total Short & Long Term Borrowings	$ 531,739	$ 1,667	$ (70,640)	$ 462,766

[1] Includes Market Value Adjustment

- No increases in long-term borrowings since 3Q-08, other than Federal Home Loan Bank long-term debt acquired in the Peoples and Irwin transactions
- $69 million decline primarily due to maturities of short term and long term advances
- Available overnight wholesale funding sources of approximately $2.3 billion were available at December 31, 2009

FIRST
first financial bancorp

2010 Outlook

- Net interest margin between 4.45% and 4.55%
  - Decline from 4Q-09 due to expected and intentional runoff of higher yielding acquired loans
- Earning assets expected to decline 7% to 9%
  - Modest organic loan growth in core markets
  - Continued runoff in non-core markets
- Continued run-off of non-core deposits from Irwin
- Continued focus on costs targeting a mid-50% efficiency ratio

first financial bancorp

Leadership

Leadership

Claude E. Davis
President & Chief Executive Officer
Claude E. Davis joined First Financial in 2004 as President, Chief Executive Officer, and a member of the Board of Directors. Mr. Davis also serves as Chairman of the Board of Directors of First Financial Bank. Prior to joining the company, he served as Senior Vice President at Irwin Financial Corporation, and Chairman of Irwin Union Bank and Trust, the company's lead bank, positions he held since 2003. Earlier in his career, he served as President of Irwin Union Bank and Trust for seven years. Mr. Davis began his career as a Certified Public Accountant with the public accounting firm Coopers & Lybrand.

C. Douglas Lefferson
Executive Vice President & Chief Operating Officer
C. Douglas Lefferson has spent his entire career in various positions within First Financial Bancorp and First Financial Bank, and was appointed to his current position in 2005. Prior to his current appointment, Mr. Lefferson served as Chief Financial Officer from 2002 through 2005.

J. Franklin Hall
Executive Vice President & Chief Financial Officer
J. Franklin Hall joined First Financial in 1999 and was appointed to his current position in 2005. Prior to joining the company, he was with Firstar Bank (currently US Bancorp). He is a Certified Public Accountant (inactive), and began his career with the public accounting firm Ernst & Young, LLP. Mr. Hall also serves as President of the First Financial Bancorp subsidiary First Financial Capital Advisors, LLC, and is President of the company's proprietary mutual fund family, First Funds.

Samuel J. Munafo
Ohio / Kentucky Regional President
Samuel J. Munafo has spent his entire career in various positions within First Financial Bancorp and First Financial Bank. Prior to his current appointment, Mr. Munafo served as President of First Financial Bank (2005 – 2006), and President and Chief Executive Officer for several First Financial affiliates, including Community First Bank & Trust (2001 - 2005), Indiana Lawrence Bank (1998 – 2001), and Clyde Savings Bank (1994 – 1998). He began his career with the company as a management trainee and has served the company in a number of areas, including operations, retail, commercial lending, credit cards and security.

Leadership

Al Roszczyk
Indiana Regional President
Al Roszczyk joined First Financial in June 2009. Mr. Roszczyk oversees the company's Indiana markets. He has over 25 years of banking experience with a strong background in executive management and leadership as well as extensive experience in commercial lending, treasury management, and personal banking services. Prior to joining First Financial, Mr. Roszczyk spent 14 years with Irwin Union Bank and Trust Company.

Richard Barbercheck
Senior Vice President & Chief Credit Officer
Richard Barbercheck joined First Financial in 2005 as Senior Vice President and Chief Risk Officer, and was appointed to his current position in 2006. Mr. Barbercheck is responsible for the administration of the bank's lending portfolios as well as oversight of the company's credit policies and loan underwriting processes. Prior to joining the company, he oversaw the Credit Risk Evaluation Group at Irwin Financial Corporation (Columbus, Indiana). Earlier in his career he served at several banks in executive-level positions located in Southeastern Indiana, including Veedersburg State Bank (1989 – 1993), National City Bank (1993 - 1998), and Irwin Union Bank (1998 - 2005). Mr. Barbercheck has over 25 years of banking experience, with a predominance of experience in the commercial lending and credit administration areas.

Michael Cassani
Senior Vice President, Wealth Resource Group
Michael Cassani joined First Financial in 2007 as Senior Vice President and Chief Administrative Officer to oversee the company's Wealth Resource Group. Prior to joining the company, Mr. Cassani served as President of Fund Project Services, Inc., a financial project management and consulting firm he co-founded in 1998. Earlier in his career, he served as Mutual Funds Product Manager at Fifth Third Bank, and as Institutional Investment Officer at Roulston and Company. Prior to those appointments, Mr. Cassani served as an Investment Representative for two separate companies located within the Chicago area.

Gregory A. Gehlmann
Senior Vice President, General Counsel
Gregory A. Gehlmann joined First Financial in 2005 as Senior Vice President and General Counsel. Mr. Gehlmann also served as Chief Risk Officer for the company (2006 – 2008). Prior to joining the company, he practiced law for 16 years in Washington, D.C. Mr. Gehlmann served as partner/counsel at Manatt, Phelps & Phillips, LLP (Washington, D.C.), where he was counsel to public and private companies, as well as investors, underwriters, directors, officers, and principals regarding corporate securities, banking, and general business and transactional matters.

Leadership

John Sabath
Senior Vice President & Chief Risk Officer
John Sabath joined First Financial in 2005 as Regulatory Risk Manager. Mr. Sabath was then promoted to Senior Risk Officer and First Vice President, and assumed his current position in 2008. He is responsible for management of the company's risk management function which includes commercial and retail credit, compliance, operational, market, strategic and reputation risk. Prior to joining the company, he was in the Enterprise Risk Group at Fifth Third Bank. Earlier in his career, Mr. Sabath held positions at the Federal Reserve Bank of Cleveland, National City Bank and Star Bank (currently US Bancorp).

Jill A. Stanton
Senior Vice President, Retail & Small Business Lending Manager
Jill Stanton joined First Financial in 2008. Ms. Stanton has responsibility for product line management for first mortgage loans, consumer lending and small business lending. Prior to joining the company, she served as Senior Vice President for Irwin Union Bank where she was responsible for mortgage, consumer lending, business banking, commercial credit analysis, credit administration and loan operations in their commercial banking business. Ms. Stanton has over 20 years of experience within the financial services industry.

Anthony M. Stollings
Senior Vice President & Chief Accounting Officer
Tony Stollings joined First Financial in 2006. Mr. Stollings oversees the company's corporate accounting, tax and external reporting. He is a Certified Public Accountant (inactive), and prior to joining the company, he served as Chief Accounting Officer and Controller at Provident Financial Group, Inc. (Cincinnati OH). Mr. Stollings spent 13 years at Provident and has more than 30 years experience within the financial services industry.

Jill L. Wyman
Senior Vice President, Retail Banking Sales & Deposit Manager
Jill Wyman joined First Financial in 2003 as Vice President and Sales Director. In her current position, Ms. Wyman has responsibility for leading the retail sales process, growing retail deposits, and enhancing the sales culture throughout the company's strategic operating markets. She is also responsible for market services and corporate marketing. Prior to joining the company, she spent 19 years in retail where she served as general manager at Lazarus, a division of Federated Department Stores (currently Macy's). Ms. Wyman began her career as a management trainee at Federated/Macy's and progressed to sales manager, group sales manager, assistant general manager and regional merchandise manager.

FIRST

first financial bancorp

About First Financial Bancorp

First Financial Bancorp is a Cincinnati, Ohio based bank holding company with $6.7 billion in assets. Its banking subsidiary, First Financial Bank, N.A., founded in 1863, provides retail and commercial banking products and services, and investment and insurance products through its retail banking center network. First Financial Bank's strategic operating markets are located in Ohio, Indiana, Kentucky and Michigan where it operates 118 banking centers. The bank's wealth management division, First Financial Wealth Resource Group, provides investment management, traditional trust, brokerage and insurance services, and has approximately $2.2 billion in assets under management. Additional information about the company, including its products, services, and banking locations, is available at www.bankatfirst.com/investor.

Financial data and number of banking centers in operation at December 31, 2009

first financial bancorp

Another step on the path to success

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